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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 27, 1999


                           BANKERS TRUST CORPORATION
       (Exact name of registrant as specified in its charter)



                               NEW YORK
          (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500


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Item 5. Other Events

     A) On April 27, 1999, Bankers Trust Corporation announced that its shareholders voted to approve the company's merger with Deutsche Bank, which was announced on November 30, 1998. The
Press release announcing the vote is filed herewith as Exhibit 99.1.






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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1)    Press Release dated April 27, 1999.






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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               BANKERS TRUST CORPORATION



                         By /s/ JAMES T. BYRNE, JR.
                               JAMES T. BYRNE, JR.
                               SENIOR VICE PRESIDENT AND SECRETARY




April 28, 1999


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                    BANKERS TRUST CORPORATION

                  FORM 8-K DATED APRIL 27, 1999

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1)         Press Release dated April 27, 1999.